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-----------------------------------------------------                    U.S.P.S.-First Class or    Hartford Life - IPS
                                                                         Express-Mail to:           P.O. Box 5085
-----------------------------------------------------                                               Hartford, CT 06102-5085
REQUEST FOR VARIABLE ANNUITY                                             Private Express Mail:      Hartford Life - IPS
                                             [LOGO]                                                 200 Hopmeadow Street
/ / Hartford Life Insurance Company       HARTFORD LIFE                                             Simsbury, CT 06089
/ / Hartford Life and Annuity
    Insurance Company
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1. CONTRACT OWNER  Ownership Type:  / / Individual  / / Trust  / / CRT  / / UGMA  / / UTMA  / / NRA   / / Corporation
                   / / Other ______________
/ / Mr.  / / Mrs.  / / Ms.   SEX:  / / M  / / F      U.S. CITIZEN: / / Yes  / / No
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First Name                                  MI              Last Name

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ADDITIONAL OWNER INFORMATION (IE, NAME OF TRUST/CORPORATION)             Email Address

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Social Security Number/TIN                                               Date of Birth         Daytime Telephone Number

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Street Address                                                           City                     State             ZIP

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2. JOINT CONTRACT OWNER (If any)                                         Date of Birth          Social Security Number/TIN
/ / Mr.   / / Mrs.   / / Ms.    SEX:   / / M    / / F
U.S. CITIZEN:   / / Yes    / / No
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First Name                                  MI               Last Name                          Relationship to Contract Owner

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3. ANNUITANT (If different from Contract Owner)                          Date of Birth          Social Security Number/TIN
/ / Mr.  / / Mrs.  / / Ms.   SEX:  / / M  / / F
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First Name                                  MI                Last Name                         Daytime Telephone Number

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Street Address                                                           City                     State             ZIP

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4. CONTINGENT ANNUITANT (If applicable)                                  Date of Birth          Social Security Number/TIN
/ / Mr.   / / Mrs.   / / Ms.    SEX:   / / M    / / F
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First Name                                  MI               Last Name

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5. BENEFICIARY (IES) (Unless indicated otherwise, proceeds will be divided equally. Please attach a separate sheet to add additional beneficiaries.)
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/ / Primary                       Relationship to Contract Owner         Date of Birth          Social Security Number/TIN
              %
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First Name                                  MI               Last Name

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/ / Primary  / / Contingent       Relationship to Contract Owner         Date of Birth          Social Security Number/TIN
              %
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First Name                                  MI               Last Name

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6. OPTIONAL DEATH BENEFIT / / Yes           IF THE OPTIONAL DEATH BENEFIT IS NOT SELECTED, YOUR BENEFICIARY(IES) WILL RECEIVE
  (.15% charge during the                   THE STANDARD DEATH BENEFIT. PLEASE REFER TO THE PROSPECTUS FOR COMPLETE DETAILS
  accumulation phase.)                      REGARDING THE DEATH BENEFIT.
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7. PREMIUM PAYMENT (Make check payable to HARTFORD LIFE INSURANCE COMPANY)
   Monies remitted via:     / / Check     / / Wire     / / 1035(a) Exchange     / / Transfer/Rollover $____________________________
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8. PLAN PAYMENT TYPE (Complete Section A or B)
   A. NON QUALIFIED     / / Initial Purchase       / / 1035(a) Tax-Free Exchange    / / Cost Basis $_______________________________
                                                   (please provide Cost Basis)
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   B. QUALIFIED     / / New Contribution     / / Transfer     / / Rollover        Contribution for tax year _______________________
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                        INDIVIDUALLY OWNED                                              EMPLOYER PLAN - / / ALLOCATED
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   / / Traditional IRA    / / Roth IRA     / / SEP IRA                         / / 401(k)       / / 401(a)       / / Keogh/HR-10
   / / Custodial IRA      / / 403(b)       / / SIMPLE IRA (Non-DFI only)       / / Other: ___________________________________
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9. RATE LOCK-90 DAY FIXED ACCUMULATION FEATURE/DCA PLUS/1035(A) EXCHANGE/TRANSFER RATE LOCK  / / Yes _________________%

   ESTIMATED DOLLAR AMOUNT $______________

   IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE DETERMINED WHEN HARTFORD LIFE RECEIVES THE FUNDS.
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APP2000HLI                                                                                                        Order #: HL-16603
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10. INVESTMENT SELECTION The invested amount will be allocated as selected here. If choosing an Asset Allocation Program or
    Dollar Cost Averaging Program, complete the appropriate enrollment form. Please note: Whole percentages only.
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                                               %                                          %                                   %
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
              Hartford Global Health HLS Fund         Hartford Growth and Income HLS Fund    Hartford Money Market HLS Fund
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          Hartford Global Technology HLS Fund                     Hartford Index HLS Fund    Fixed Accumulation Feature*
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              Hartford Small Company HLS Fund       Hartford Dividend and Growth HLS Fund    DCA Plus 6-Month Program*
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       Hartford Capital Appreciation HLS Fund    Hartford International Advisers HLS Fund    DCA Plus 12-Month Program*
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                     Hartford MidCap HLS Fund                  Hartford Advisers HLS Fund
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Hartford International Opportunities HLS Fund                Hartford High Yield HLS Fund
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             Hartford Global Leaders HLS Fund                      Hartford Bond HLS Fund    Other
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                      Hartford Stock HLS Fund       Hartford Mortgage Securities HLS Fund    *Subject to
                                                                                              state availability.      Total 100%
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11. SPECIAL REMARKS _______________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________
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12. OWNER(S) ACKNOWLEDGEMENTS
Will the annuity applied for replace one or more existing annuity or life insurance contracts?  / / No  / / Yes
   - If yes, please explain in "Special Remarks," Section 11.
Have you purchased another deferred annuity issued by Hartford Life during the current calendar year? / / No  / / Yes

THE FOLLOWING STATES REQUIRE INSURANCE TO ACKNOWLEDGE A FRAUD WARNING STATEMENT. PLEASE REFER TO THE FRAUD WARNING
STATEMENT FOR YOUR STATE AS INDICATED BELOW. CHECK THE APPROPRIATE BOX PERTAINING TO YOUR RESIDENT STATE, SIGN AND DATE AT THE
BOTTOM OF THIS SECTION.

/ / ARKANSAS  Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

/ / ARIZONA  Upon your written request we will provide you, within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within ten days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any account under the contract and (ii) the Contract Value on the date the returned contract is received by our company or our agent.

/ / COLORADO  It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent or an insurance company who knowingly provides false, incomplete, misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of
    Insurance within the Department of Regulatory Services.

/ / KENTUCKY  Any person who, knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact thereto commits a fraudulent act, which is a crime.

/ / MAINE  It is a crime to knowingly provide false, incomplete, misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

/ / NEW JERSEY  Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

/ / NEW MEXICO  Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

/ / OHIO  Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

/ / PENNSYLVANIA Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.


I/we hereby represent my/our answers to the above questions to be true and correct to the best of my/our knowledge and belief.
I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE
VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

/ / RECEIPT OF A VARIABLE ANNUITY AND FUND PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus will be
    mailed to you. Signed at *_________________________   ______________  ___/____/____
                                        City                  State           Date

                          ____________________________________________    ______________________________________________
                          Contract Owner Signature (Trustee/Custodian,    Joint Contract Owner Signature (If applicable)
                                         if applicable)


                                   * IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A POLICY SITUS FORM.
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13. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
Do you, as agent, have reason to believe the contract requested              _______________________________________________
for will replace existing annuities or insurance? / / Yes  / / No                      Licensed Agent Signature
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First Name                                  MI              Last Name

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Broker/Dealer                               Broker/Dealer Street Address       City                     State             ZIP

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Business Telephone Number                   Fax Number                         Licensed Agent SSN

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*Select Program:  / / Option 1          [    Broker/Dealer Account Number          License I.D. (Florida Agents Only)   ]
                  / / Option 2          [                                                                               ]
*CONTACT YOUR BACK OFFICE FOR OPTION    [  _______________________________        _____________________________________ ]
 INFORMATION. (OPTION IS IRREVOCABLE)   [                                                                               ]


APP2000HLI                                                                                                        Order #: HL-16603
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